DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on Dreyfus BASIC Municipal Bond Portfolio for the period ended August 31, 1995. For this twelve-month period, your Portfolio achieved a total return, taking into account bond price changes and interest income, of 8.30%.* Income dividends exempt from Federal personal income taxes of approximately $.759 per share were paid.** This is equivalent to a tax-free distribution rate per share of 5.83%.+
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it eased the rate on Federal funds on July 6th. This reduction ended the upward pressure on short-term rates prevailing since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concerns about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July reduction in the Fed funds rate signaled that economic growth issues outweighed, for a time, Federal Reserve Board fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise.
    A word about inflation. Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This can be good news for bond investors since easing inflation and slow business conditions generally can result in falling interest rates. Declining interest rates, in turn, generally cause bond prices to rise.
     Although we strive to maintain a high level of current tax exempt income for the Portfolio, we are very concerned with credit quality. Accordingly, we are mindful of the potential erosion in bond quality if the economy slips into a recession. We follow a policy that stresses strong credit quality in the Portfolio, a policy which seeks to protect bond values and income streams. We manage portfolios with a long-term perspective, yet always aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures tumbled rates, and this decline persisted throughout the remainder of the reporting period. This Summer's rate cut confirmed what declining long-term interest rates had indicated all year: that business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, and Congress is able to arrive at a satisfactory budget compromise, further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Portfolio; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improved market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task-to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital-continues to underscore our portfolio management decisions.

    However strongly the municipal market and the Portfolio have performed for the past six months, the second calendar quarter results for municipal securities trailed the other fixed income markets. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform (of course, bond yields fluctuate). While it could be years before an actual change in the Internal Revenue Code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    Since last writing to you in March, 1995, certain themes have continued to guide all of our investment decisions. Specifically, throughout the year we have chosen to focus on those issues bearing higher degrees of credit quality and broader measures of liquidity and acceptance within the context of the market in general. During those periods when market perceptions were clouded by the prospects of an acceleration in economic activity and increased inflation, our trading activity sought to emphasize those issues offering generous levels of tax-free income and limited characteristics of principal volatility. At these times, portfolio liquidity was further enhanced by maintaining higher than normal cash reserve positions in the Portfolio. As economic statistics began to signal a more moderate rate of growth and a more benign inflationary environment, our trading activity sought to increase the Portfolio's duration and maximize the potential for principal appreciation.
    Included in this report is a series of detailed statements regarding your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Portfolio and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 6, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
+ The distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN DORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSU RANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASS ET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO                       AUGUST 31, 1995
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$11,278
Dreyfus Basic
Intermediate
Bond Portfolio

$11,152
Lehman Brothers
10-year Municipal
Bond Index*

* Source:
  Lehman Brothers


     (Exhibit A)


AVERAGE ANNUAL TOTAL RETURNS
             ONE YEAR ENDED                     FROM INCEPTION (5/6/94)
             AUGUST 31, 1995                    TO AUGUST 31, 1995
           ---------------------           ---------------------------
                  8.30%                              9.54%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Dreyfus BASIC Municipal Bond Portfolio on 5/6/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 4/30/94 is used as the beginning value on 5/6/94. All dividends and capital gain distributions are reinvested.
The Portfolio invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Portfolio, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Portfolio. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                       AUGUST 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                AMOUNT          VALUE
                                                                                                 -------------     -------------
ALABAMA-1.8%
Alabama Water Pollution Control Authority, Revolving Fund Loan
    6.25%, 8/15/2014 (Insured; AMBAC).......................................                     $   750,000     $   762,240
COLORADO-3.8%
Colorado Springs, Utility Revenue, Refunding 6.75%, 11/15/2021..............                         500,000         539,845
Denver City and County, Airport Revenue 7%, 11/15/2025......................                       1,000,000       1,017,920
FLORIDA-4.9%
Florida Board of Education, Capital Outlay (Public Education) 6.625%, 6/1/2017                       750,000         798,667
Gainesville Utilities System Revenue 6.50%, 10/1/2022.......................                       1,000,000       1,049,540
Palm Beach County, Solid Waste IDR (Osceola Power Limited Partnership)
    6.85%, 1/1/2014.........................................................                         200,000         199,354
GEORGIA-1.2%
Burke County Development Authority, PCR (Georgia Power Co.-Plant Vogtle)
    6.375%, 8/1/2024........................................................                         500,000         503,995
ILLINOIS-4.5%
Chicago State University, Auxiliary Facilities System, Revenue
    6.10%, 12/1/2017 (Insured; MBIA)........................................                         250,000         251,385
Cicero, Tax Increment Revenue, Refunding 6.50%, 12/1/2014 (a)...............                         500,000         524,350
Robbins, RRR (Robbins Resource Recovery Partners) 9.25%, 10/15/2016.........                       1,000,000       1,100,420
KENTUCKY-2.8%
Jefferson County, PCR (Louisville Gas and Electric Co. Project)
    5.625%, 8/15/2019 (Guaranteed; Louisville Gas and Electric Co.).........                       1,000,000         966,170
Kenton County Airport Board, Airport Revenue, Special Facilities
    (Delta Airlines Project) 7.50%, 2/1/2012................................                         200,000         210,938
LOUISIANA-1.3%
West Feliciana Parish, PCR, Refunding (Gulf States Utilities Co. Project)
    8%, 12/1/2024...........................................................                         500,000         528,130
MARYLAND-.6%
Maryland Community Development Administration, Department of
    Housing and Community Development Revenue (Single Family Program)
    6.75%, 4/1/2026.........................................................                         250,000         257,020
MASSACHUSETTS-4.3%
Massachussetts Bay Transportation Authority, Transportation System Revenue
    6.10%, 3/1/2023.........................................................                         500,000         502,960
Massachusetts Health and Educational Facilities Authority, Revenue
    (Mt. Auburn Hospital Issue) 6.30%, 8/15/2024 (Insured; MBIA)............                         750,000         764,827
Massachusetts Housing Finance Agency, SFHR 7.125%, 6/1/2025.................                         500,000         522,910

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                  -------------    -------------

MICHIGAN-5.5%
Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding
    (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC) (a)............                    $  1,000,000    $  1,048,570
Lowell Area Schools, Refunding Zero Coupon, 5/1/2016 (Insured; FGIC)........                       1,675,000         483,824
Michigan Municipal Bond Authority, Revenue (Local Government Loan Program)
    6.125%, 12/1/2018 (Insured; FGIC).......................................                         750,000         761,798
MINNESOTA-.6%
Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022......................                         250,000         260,465
MISSISSIPPI-2.5%
Claiborne County, PCR, Refunding (System Energy Resources, Inc.) 7.30%, 5/1/2025                   1,000,000       1,030,080
NEVADA-3.0%
Clark County, IDR, Refunding (Nevada Power Co. Project) 7.20%, 10/1/2022....                         250,000         259,070
Washoe County School District 5.75%, 6/1/2012 (Insured; MBIA)...............                       1,000,000         992,470
NEW HAMPSHIRE-.6%
New Hampshire Housing Finance Authority 6.85%, 7/1/2014.....................                         250,000         261,448
NEW JERSEY-3.9%
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.70%, 4/1/2016 (Insured; MBIA).........................................                         500,000         530,500
New Jersey Turnpike Authority, Turnpike Revenue, Refunding 6.50%, 1/1/2016..                       1,000,000       1,081,590
NEW YORK-7.9%
New York City Industrial Development Agency, Special Facility Revenue
    (American Airlines, Inc. Project) 6.90%, 8/1/2024.......................                         500,000         517,400
New York State Dormitory Authority, Revenue, Refunding
    (State University Educational Facilities) 6%, 5/15/2107.................                         500,000         485,780
New York State Energy Research and Development Authority:
    Electric Facilities Revenue (Long Island Lighting) 7.15%, 9/1/2019......                         300,000         304,047
    Facilities Revenue, Refunding (Con Edison Co.) 6.10%, 8/15/2020.........                       1,000,000       1,001,560
New York State Local Government Assistance Corp. 6%, 4/1/2024...............                       1,000,000         990,490
NORTH CAROLINA-.7%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
    Refunding 7%, 1/1/2008..................................................                         250,000         267,035
OHIO-9.0%
Lorain, Hospital Improvement Revenue, Refunding (Lakeland Community Hospital,
Inc.)
    6.50%, 11/15/2012.......................................................                       1,000,000       1,017,870
Ohio, GO, College Savings Revenue Zero Coupon, 8/1/2013.....................                       1,000,000         364,680
Ohio Air Quality Development Authority, Revenue (Columbus and Southern Ohio)
    6.375%, 12/1/2020 (Insured; FGIC).......................................                         505,000         526,235

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                -------------    -------------

OHIO (CONTINUED)
Ohio Building Authority (State Facilities-Juvenile Correctional Projects)
    6.60%, 10/1/2014 (Insured; AMBAC).......................................                     $   750,000     $   806,130
Ohio Water Development Authority, Revenue (Fresh Water Series)
    5.90%, 12/1/2015 (Insured; AMBAC).......................................                       1,000,000       1,013,430
OREGON-2.4%
Oregon Housing and Community Services Department, Mortgage Revenue
    (Single Family Mortgage Program) 6.45%, 7/1/2026........................                       1,000,000       1,012,270
PENNSYLVANIA-10.3%
Northhampton County Industrial Development Authority, PCR, Refunding
    (Bethlehem Steel) 7.55%, 6/1/2017.......................................                         250,000         257,750
Pennsylvania Convention Center Authority, Revenue, Refunding 6.75%, 9/1/2019                       1,000,000       1,030,520
Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue
    (MacMillan Limited Partnership Project) 7.60%, 12/1/2020................                         500,000         541,485
Pennsylvania Higher Educational Facilities Authority, College and University
Revenue
    (Duquesne University Project) 6.35%, 1/15/2017 (Insured; MBIA)..........                         500,000         512,030
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (City of Philadelphia-Funding Program) 5.75%, 6/15/2015 (Insured; MBIA).                       1,000,000         984,810
Philadelphia Hospitals and Higher Education Facilities Authority, HR,
Refunding
    (Children's Hospital-Philadelphia) 5.375%, 2/15/2014....................                       1,000,000         932,890
RHODE ISLAND-.5%
Rhode Island Housing and Mortgage Finance Corp. (Homeownership Opportunity)
    6.50%, 4/1/2027.........................................................                         200,000         202,582
SOUTH CAROLINA-3.4%
South Carolina Public Service Authority, Revenue, Refunding
    5.50%, 7/1/2021 (Insured; MBIA, LOC; Societe Generale) (b)..............                       1,500,000       1,411,365
TENNESSEE-3.1%
Maury County Industrial Development Board, PCR, Refunding (Saturn Corp.
Project)
    6.50%, 9/1/2024 (Guaranteed; General Motors Corp.)......................                       1,000,000       1,021,260
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                         250,000         259,828
TEXAS-7.4%
Alliance Airport Authority, Special Facilities Revenue
    (American Airlines, Inc. Project) 7.50%, 12/1/2029......................                         500,000         525,815
Austin, Airport Systems Revenue 6.125%,11/15/2025 (Insured; MBIA) (c).......                       1,250,000       1,249,000
Bexar County Health Facilities Development Corp., HR, Refunding
    (Baptist Memorial Hospital Systems Project) 6.90%, 8/15/2014 (Insured; MBIA)                     750,000         813,007

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                   -------------  -------------

TEXAS (CONTINUED)
Tarrant County Health Facilities Development Corp., Health System Revenue
    (Harris Methodist Health System) 6%, 9/1/2024...........................                   $     500,000    $    485,305
VIRGINIA-6.8%
Loudon County Sanitation Authority, Water and Sewer Revenue, Refunding
    6.25%, 1/1/2016 (Insured; FGIC).........................................                       1,000,000       1,026,540
Richmond, Public Improvement, Refunding 6.25%, 1/15/2018....................                         500,000         503,175
Virginia Public Building Authority, Building Revenue 6.25%, 8/1/2014........                         750,000         780,660
Virginia Transportation Board, Transportation Contract Revenue
    (Northern Virginia Transportation District Program) 6.25%, 5/15/2012....                         500,000         524,310
WASHINGTON-4.3%
Seatac, Local Option Transportation, Tax Revenue 6.50%, 12/1/2013 (Insured; MBIA)                    500,000         526,700
Washington Public Power Supply System, Nuclear Project #2, Revenue,
    Refunding 6.25%, 7/1/2012...............................................                       1,250,000       1,254,063
WEST VIRGINIA-2.4%
Braxton County, SWDR (Weyerhauser Co. Project) 6.50%, 4/1/2025..............                       1,000,000       1,012,100
WYOMING-.5%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                         200,000         205,596
                                                                                                                   ---------
TOTAL MUNICIPAL INVESTMENTS (cost $40,170,911)..............................                                     $41,578,204
                                                                                                                 ===========


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
GO            General Obligation                                 PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFHR    Single Family Housing Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
                                                                  STANDARD                            PERCENTAGE
FITCH (D)              OR          MOODY'S             OR         & POOR'S                            OF VALUE
---------                          -------                        --------                            ---------
AAA                                Aaa                            AAA                               36.1%
AA                                 Aa                             AA                                24.6
A                                  A                              A                                 19.6
BBB                                Baa                            BBB                               13.5
BB                                 Ba                             BB                                 2.5
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      3.7
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b)  Secured by letters of credit.
    (c)  Purchased on a delayed delivery basis.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.




See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                 AUGUST 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $40,170,911)-see statement......................................                                     $41,578,204
    Cash....................................................................                                         694,913
    Receivable for investment securities sold...............................                                       1,200,003
    Interest receivable.....................................................                                         651,105
    Prepaid expenses........................................................                                          44,352
                                                                                                                   ---------
                                                                                                                  44,168,577
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                 $       4,983
    Payable for investment securities purchased.............................                     1,209,571
    Accrued expenses and other liabilities..................................                        41,221         1,255,775
                                                                                                 ----------        ---------
NET ASSETS..................................................................                                     $42,912,802
                                                                                                                 ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $41,605,296
    Accumulated net realized (loss) on investments..........................                                         (99,787)
    Accumulated net unrealized appreciation on investments-Note 3...........                                       1,407,293
                                                                                                                   ----------
NET ASSETS at value, applicable to 3,297,790 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                     $42,912,802
                                                                                                                 ===========
NET ASSET VALUE, offering and redemption price per share
    ($42,912,802 / 3,297,790 shares)........................................                                         $13.01
                                                                                                                     ======
STATEMENT OF OPERATIONS                                                                YEAR ENDED AUGUST 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $  1,868,124
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $  181,126
      Shareholder servicing costs-Note 2(b).................................                        33,783
      Registration fees.....................................................                        30,488
      Professional fees.....................................................                        15,377
      Organization expenses.................................................                        10,767
      Custodian fees........................................................                         5,207
      Prospectus and shareholders' reports..................................                         2,827
      Directors' fees and expenses-Note 2(c)................................                           488
      Miscellaneous.........................................................                        10,963
                                                                                                   -------
                                                                                                   291,026
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                       231,158
                                                                                                   --------
            TOTAL EXPENSES..................................................                                          59,868
                                                                                                                     -------
            INVESTMENT INCOME-NET...........................................                                       1,808,256
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                    $  (99,705)
    Net unrealized appreciation on investments..............................                     1,328,736
                                                                                                 -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                       1,229,031


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $ 3,037,287
                                                                                                                  ===========

See notes to financial statements.





DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED AUGUST 31,
                                                                                         --------------------------------
                                                                                              1994*           1995
                                                                                         -------------    -------------
OPERATIONS:
    Investment income-net...................................................             $      128,111    $  1,808,256
    Net realized gain (loss) on investments.................................                      1,875         (99,705)
    Net unrealized appreciation on investments for the year.................                     78,557       1,328,736
                                                                                         ---------------    -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                    208,543       3,037,287
                                                                                         ---------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                   (128,111)     (1,808,256)
    Net realized gain on investments........................................                     ---             (1,957)
                                                                                         ---------------    -------------
      TOTAL DIVIDENDS.......................................................                   (128,111)     (1,810,213)
                                                                                         ---------------    -------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                 19,178,689      55,483,278
    Dividends reinvested....................................................                     81,312       1,288,981
    Cost of shares redeemed.................................................                 (4,006,334)    (30,420,630)
                                                                                         ---------------    -------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                 15,253,667      26,351,629
                                                                                         ---------------    -------------
          TOTAL INCREASE IN NET ASSETS......................................                 15,334,099      27,578,703
NET ASSETS:
    Beginning of year.......................................................                   ---           15,334,099
                                                                                         ---------------    -------------
    End of year.............................................................                $15,334,099    $ 42,912,802
                                                                                         ===============    =============

                                                                                               SHARES          SHARES
                                                                                         ---------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                  1,509,942       4,426,159
    Shares issued for dividends reinvested..................................                      6,385         101,534
    Shares redeemed.........................................................                   (315,038)     (2,431,192)
                                                                                         ---------------    -------------
      NET INCREASE IN SHARES OUTSTANDING....................................                  1,201,289       2,096,501
                                                                                         ===============    =============
*  From May 6, 1994 (commencement of operations) to August 31, 1994.




See notes to financial statements.



DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                                          YEAR ENDED AUGUST 31,
                                                                                               -------------------------
PER SHARE DATA:                                                                                     1994(1)     1995
                                                                                                  --------     ------
    Net asset value, beginning of year...............................................             $12.50      $12.76
                                                                                                  --------     ------
    INVESTMENT OPERATIONS:
    Investment income-net............................................................                .19         .76
    Net realized and unrealized gain on investments..................................                .26         .25
                                                                                                  --------     ------
      TOTAL FROM INVESTMENT OPERATIONS...............................................                .45        1.01
                                                                                                  --------     ------
    DISTRIBUTIONS:
    Dividends from investment income-net.............................................               (.19)       (.76)
    Dividends from net realized gain on investments..................................                --         --
                                                                                                  --------     ------
      TOTAL DISTRIBUTIONS............................................................               (.19)       (.76)
                                                                                                  --------     ------
    Net asset value, end of year.....................................................             $12.76      $13.01
                                                                                                  ========     ======
TOTAL INVESTMENT RETURN..............................................................               4.13%(2)    8.30%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets .........................................                --          .20%
    Ratio of net investment income to average net assets ............................               6.03%(3)    5.99%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager.................................................................               2.06%(3)     .77%
    Portfolio Turnover Rate..........................................................               8.82%(2)   58.91%
    Net Assets, end of year (000's Omitted)..........................................             $15,334    $ 42,913
(1)    From May 6, 1994 (commencement of operations) to August 31, 1994.
(2)    Not annualized.
(3)    Annualized.





See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering three series, including the Dreyfus BASIC Municipal Bond Portfolio (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 19, 1994, the Fund's Directors approved a change of the Fund's name, effective October 28, 1994, from "Dreyfus BASIC Municipal Money Market Fund, Inc." to "Dreyfus BASIC Municipal Fund, Inc." and the Series was renamed Dreyfus BASIC Municipal Bond Portfolio.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has unused capital loss carryover of approximately $83,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through August 31, 1995, which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1994 through March 31, 1995 to reimburse all fees and expenses of the Series, and thereafter, through August 31, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $231,158 for the year ended August 31, 1995.
    In addition, the Manager has undertaken through June 30, 1998 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets, for certain allocated expenses of providing personal servicing and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and pro viding reports and other information, and services related to the maintenance of shareholder
DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accounts. During the year ended August 31, 1995, the Series was charged an aggregate of $22,555 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $85,290,723 and $60,328,292, respectively, for the year ended August 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At August 31, 1995, accumulated net unrealized appreciation on investments was $1,407,293, consisting of $1,440,460 gross unrealized appreciation and $33,167 gross unrealized depreciation.
    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC MUNICIPAL BOND FUND)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]

New York, New York
October 4, 1995
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.


[Dreyfus lion "d" logo]
DREYFUS BASIC MUNICIPAL
BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            125AR958
[Dreyfus logo]

BASIC Municipal
Bond Portfolio
Annual Report
August 31, 1995